Exhibit 32.0

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

   In connection with the Quarterly Report of Aquacell Water, Inc. (the "Company") on Form 10-Q for the quarter ended September 30, 2008 as filed with the Securities and Exchange Commission (the "Report"), each of the undersigned, in the capacities and on the dates indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
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   1. The Report fully complies with the requirements of Section 13(a) or 15(d)
      of the Securities Exchange Act of 1934; and

   2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: November 13, 2008     By: /s/ James C. Witham
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                                    James C. Witham
                                    Chief Executive Officer


Date: November 13, 2008     By: /s/ Kevin L. Spence
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                                    Kevin L. Spence
                                    Chief Financial Officer